UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund
(Exact name of registrant as specified in charter)

c/o Nanking Road Capital Management, LLC
111 Gillett Street
 Hartford, CT 06105
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02106-3604
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 343-9567

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report
December 31, 2009

Dear Shareholders

After its severe collapse in late 2008, Taiwan’s stock market staged a dramatic recovery in 2009 and was among the best performing emerging markets worldwide for the year. After reaching an intraday low of 3955 in late November and after closing 2008 at 4591, the Taiwan Stock Exchange index (TAIEX) rose 83.0% in dollar terms during 2009 to close the year at 8188. Additionally, during 2009 the TWSE returned 88.1% on a total return basis, measured in US dollars. The more numerically rigorous MSCI Taiwan index rose 79.2% for the year on a total return basis, net of the impact of withholding taxes on dividends, and the Taiwan China Strategy index rose 96.6%, on the same basis. The volatility of the overall Taiwan stock market based on the 30 day annualized rate calculated by Bloomberg declined significantly to 15.2% at year-end, compared to 36.0% and 27.7% at year-ends 2008 and 2007, respectively. The Fund’s stock price on the New York Stock Exchange rose 80.2% and its net asset value increased 88.33%1 after taxes and expenses of 3.5%.

The Fund’s discount to net asset value averaged 9.2% in 2009, slightly lower than the 9.8% and 9.7% discounts recorded in 2008 and 2007, respectively. The highest closing discount for the year was the 14.5% recorded on September 1, and the lowest closing discount was the 0.6% discount reached on May 1. The Fund traded at intraday premiums on April 30 and May 1, the first premiums in many years. The Fund’s mean and median daily trading volumes for 2009 declined to 26,435 shares and 16,663 shares, respectively, compared to 37,037 shares and 25,800 shares, respectively, in 2008.

The Fund’s net asset value performance remained highly correlated to the overall performance of the Taiwan stock market during 2009 with R-squared’s of 0.93 and 0.95 relative to the TAIEX and the MSCI Taiwan indexes, respectively. The Fund’s betas relative to the two broad-based indexes are 0.93 and 0.95, respectively, indicating that the Fund’s net asset value is slightly less volatile than the overall Taiwan market. The Fund produced alphas (measures of “excess return” which cannot be explained by the risk level) of 18 basis points per week and 19 basis points per week relative to the two indexes, respectively.

Performance Attribution

Taiwan Greater China Fund uses Bloomberg to provide attribution analysis for the Fund’s portfolio. The Bloomberg analysis compares the NT$ total returns of the Fund’s portfolio to the NT$ total returns of the Fund’s benchmarks. For the one year period ending December 31, 2009, the NT$ return of the Fund’s portfolio was 90.1% while the return of MSCI Taiwan was 75.6%. Therefore the active return for the fund was a 14.5%. Sector allocation contributed 9.3% to the active return while asset selection contributed 5.2%. There was also contribution of -0.1% due to currency, a result of holding several Hong Kong shares. Telecommunications, computer hardware, financials and semiconductors were all nearly equal contributors to active returns. Cash and cement were the main negative contributors. For the three months ending December 31, 2009, the portfolio returned 9.6% compared to MSCI Taiwan’s return of 7.5%, for an active return of 2.1%. Sector allocation contributed 1.7% while stock selection contributed 0.5%, and currency had a very slight negative contribution. Financials and flat panel displays were the main positive sector contributors while cement and cash were the main negative contributors to active sector returns.

Portfolio Valuation Measures

Market valuations for the Fund’s portfolio of generally high quality companies at the end of the 4th quarter moved toward a more normal range as profitability continued to improve. The heavily technology weighted portfolio had a weighted average historical price-earnings ratio of 20.1, a weighted average price-book ratio of 2.7, a weighted average cash dividend yield of 2.3%, and a weighted average return on equity of 10.4%. On a forward-looking basis based on consensus earnings from Bloomberg for 2010, the price earnings ratio of the portfolio is 15.0. The Fund generally holds shares in companies with high liquidity levels, low leverage, and high quality earnings.

1 While we normally round return percentages to one decimal point, we have shown this number with two decimal places because it is an extremely auspicious number in Chinese numerology.

Taiwan Political and Economic Developments

Despite the strong showing for Taiwan in the markets, its heavily export-oriented economy was significantly impacted by the global financial crisis. In the first quarter of 2009, exports were down 36.7% Year over Year (“YoY”). But the economy showed a steady recovery over the year and by the 4th quarter, YoY exports were actually up 16.9%, albeit from Q4 2008’s low base. Overall for the year, 2009 exports were down 20.4%. Direct exports to China, however, were an exception. For the year, exports to China grew 1.6% and Q4 2009 China exports were up 45.8% YoY. This is partially a result of China’s successful stimulus policy to promote domestic demand in response to the global downturn and its impact on Chinese exports. Taiwan, in particular, benefited from Chinese government subsidies to consumers for computers, cell phones and LCD TV’s. China accounted for 41.1% of total Taiwan exports in 2009. The Taiwan government is projecting 2010 export growth to be in the 15-20% range.

Taiwan also enacted its own stimulus amounting to US$4.4 billion in 2009, as part of a 4-year plan for public works spending. In addition, the Central Bank of China, Taiwan’s central bank, has kept interest rates at 1.25% since February 2009. The consumer price index declined YoY for 11 straight months during 2009, allowing the CBC to keep an accommodative monetary policy. The CBC has faced upward speculative pressure on the Taiwan dollar. In early 2009, the NT$ depreciated to NT$35.2 per US$ but by the end of the year had appreciated to NT$32.0, for a YoY appreciation of 2.5%. The CBC felt there was an inflow of foreign funds to Taiwan not being invested in the market but rather held for currency speculation. The CBC has taken a number of steps including allowing investors only a week to invest after incoming funds are converted to local currency and banning foreigners from placing funds in NT$ time deposits.

In the first quarter of 2009, Taiwan’s GDP fell by 9.1%. However, the third quarter decline was only 1.3% YoY. Overall, the government statistics bureau expects a positive 4th quarter but an overall decline in GDP of 2.5% for the entire year. The GDP decline was exacerbated by Typhoon Morakot, which struck the island in August. It was the worst storm in 50 years and the death toll was over 600 people. The statistics bureau is projecting 2010 GDP growth of 4.4%.

2009 was a year for significant progress on cross-straits policy. On April 30th, China Mobile, China’s largest telecommunications company announced that it had come to an agreement with Taiwan’s 3rd largest telecom operator, Far Eastone Telecommunications to buy 12% of the company. The announcement caught the market by surprise and over 2/3’s of the stocks on the TWSE closed up limit (7%) the following day. Both China and Taiwan followed over the next month with policy changes to accommodate Chinese investment in over 100 industries and projects in Taiwan, although telecom was not on the allowed investment list so the China Mobile acquisition has not moved ahead. In the six months since the official June 30th opening of Chinese investments in Taiwan, only 23 investments totalling US$37.5 million have been approved but these investments mark an almost 60-year milestone in Taiwan and China relations.

Another major event was the enactment of three financial services memoranda of understanding covering cooperation in the banking, securities and insurance industries. The MOU’s were executed in November and took effect on January 16, 2010. The banking MOU paves the way for Taiwan banks to open or upgrade representative offices to branches in China without the normal 3-year wait and for Chinese banks to establish branches in Taiwan. Investments in existing banks are not covered in the MOU.

Taiwan continues to see the benefits of improved transportation links and the lifting of travel restrictions for Chinese tourists to visit Taiwan. Taiwan opened to Chinese tourists in mid-2008 and in 2009 about 960,000 tourists visited the island. It is estimated by tourism officials that Chinese tourists may have contributed slightly over US$1 billion to the Taiwan economy. The improved political climate is also reflected in the recent Business Environment Risk Intelligence report ranking Taiwan as 5th globally in terms of its overall investment climate out of 50 nations surveyed. Taiwan ranked behind Switzerland, Singapore, the Netherlands and Norway.

Taiwan’s economy and corporate earnings are expected to continue their recovery in the coming year. The economic integration between Taiwan and China is accelerating, and we believe this will continue to be a positive force for Taiwan equities.

Yours truly,

Steven R. Champion
President, CEO and Portfolio Manager

February 25, 2010

TAIWAN GREATER CHINA FUND PORTFOLIO HIGHLIGHTS Schedule of Investments by Industry as of December 31, 2009

Industry Diversification

Industry	U.S. $ Value	Percent of Net Assets
Computer Systems & Hardware	21,154,421	25.01%
Semiconductors	16,466,685	19.46
Plastics	9,302,615	10.99
Electronic Components	9,035,743	10.68
Flat-Panel Displays	6,058,814	7.16
Steel	3,629,119	4.29
Food	3,360,573	3.98
Financial Services	3,096,415	3.66
Computer Peripherals/ODM	2,678,768	3.17
Cement	2,177,492	2.57
Electronics/Other	1,860,153	2.20
Other Non-Tech	1,295,422	1.53
Textiles	1,105,228	1.31
Rubber	984,625	1.16
Electrical & Machinery	456,495	0.54
Glass, Paper & Pulp	400,599	0.47
Transportation	322,913	0.38
Communications Equipment	282,613	0.33
Circuit Boards	242,958	0.29
Retailing	226,413	0.27
Internet Content-Entertainment	119,229	0.14
Hotels	98,760	0.12
Short-Term Securities	218,733	0.26
Other Assets (Less Liabilities)	17,292	0.03
Net Assets	$84,592,078	100.00

TAIWAN GREATER CHINA FUND Schedule of Investments / December 31, 2009

COMMON STOCK — 99.72%
Shares			% of Net Assets	U.S. Dollar Value
Cement — 2.57%
719,683		Asia Cement Corp.	0.92	$778,024
1,317,373		Taiwan Cement Corp.	1.65	1,399,468
				2,177,492
Circuit Boards — 0.29%
72,000		Tripod Technology Corp.	0.29	242,958
Communications Equipment — 0.33%
156,491		Gemtek Technology	0.33	282,613
Computer Peripherals/ODM — 3.17%
174,628		Chicony Electronics Co., Ltd.	0.50	423,400
98,843		HTC Corp.	1.34	1,131,867
748,350		Lite-on Technology Corp.	1.33	1,123,501
				2,678,768
Computer Systems & Hardware — 25.01%
455,397		Acer Inc.	1.62	1,368,802
1,940,228		Asustek Computer Inc.	4.43	3,746,421
823,676		Compal Electronics Inc.	1.35	1,141,367
2,333,860		Hon Hai Precision Industry Co., Ltd.	13.06	11,047,470
1,077,046		Quanta Computer Inc.	2.77	2,342,172
777,300		Wistron Corp.	1.78	1,508,189
				21,154,421
Electrical & Machinery — 0.54%
366,000		Teco Electric & Machinery Co., Ltd.	0.19	160,097
793,837	*	Walsin Lihwa Corp.	0.35	296,398
				456,495
Electronic Components — 10.68%
277,343		Catcher Technology Co., Ltd.	0.92	773,827
440,000		Coretronic Corp.	0.75	637,890
719,991		Delta Electronics Inc.	2.66	2,249,585
144,715		Everlight Electronics Co.	0.64	542,588
238,034		Foxconn Technology Co., Ltd.	1.09	922,223
42,000		Kinsus Interconnect Technology Corp.	0.13	112,331
17,340		Largan Precision Co., Ltd.	0.27	228,090
29,629		Motech Industry Co., Ltd.	0.17	140,714
226,658	*	Prime View International Co., Ltd.	0.70	596,291
139,405		Shin Zu Shing Co., Ltd.	0.82	694,727
85,100		Simplo Technology Co., Ltd.	0.60	505,194
248,450		TXC Corp.	0.54	457,225
199,378		Unimicron Technology Corp.	0.34	289,048
446,000		WPG Holdings Co., Ltd.	0.92	776,185
10,000		Young Fast Optoelectronics Co., Ltd.	0.13	109,825
				9,035,743

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Schedule of Investments (Continued) / December 31, 2009

Shares			% of Net Assets	U.S. Dollar Value
Electronics/Other — 2.20%
209,000		Lumax International Corp., Ltd.	0.48	$403,562
670,776		Synnex Technology International Corp.	1.72	1,456,591
				1,860,153
Financial Services — 3.66%
1,215,000	*	Cathay Financial Holding Co., Ltd.	2.68	2,266,345
676,000	*	Fubon Financial Holding Co., Ltd.	0.98	830,070
				3,096,415
Flat-Panel Displays — 7.16%
3,358,292		AU Optronics Corp.	4.81	4,071,229
1,826,847	*	Chi Mei Optoelectronics Corp.	1.52	1,284,281
2,832,951	*	Chunghwa Picture Tubes, Ltd.	0.43	363,795
229,002		Innolux Display Corp.	0.40	339,509
				6,058,814
Food — 3.98%
159,375		Great Wall Enterprises Co.	0.21	175,282
438,000		Tingyi (Cayman Islands) Holdings Corp.	1.28	1,084,424
1,390,266		Uni-President Enterprise Corp.	2.03	1,713,643
552,000		Want Want China Holdings, Ltd.	0.46	387,224
				3,360,573
Glass, Paper & Pulp — 0.47%
489,365		Taiwan Glass Industrial Corp.	0.47	400,599
Hotels — 0.12%
7,700		Formosa International Hotels Corp.	0.12	98,760
Internet Content-Entertainment — 0.14%
9,000		Chinese Gamer International Corp.	0.14	119,229
Plastics — 10.99%
1,128,897		Formosa Chemicals & Fiber Corp.	2.89	2,447,875
1,573,271		Formosa Plastics Corp.	3.91	3,308,217
1,946,968		Nan Ya Plastics Corp.	4.19	3,546,523
				9,302,615
Retailing — 0.27%
92,850		Far Eastern Department Stores Co., Ltd.	0.13	106,469
50,445		President Chain Store Corp.	0.14	119,944
				226,413
Rubber — 1.16%
428,754		Cheng Shin Rubber Ind. Co., Ltd.	1.16	984,625

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Schedule of Investments (Continued) / December 31, 2009

Shares			% of Net Assets	U.S. Dollar Value
Semiconductors — 19.47%
2,257,762		Advanced Semiconductor Engineering Inc.	2.41	$2,035,164
382,346		MediaTek Inc.	7.88	6,666,013
64,000		Novatek Microelectronics Corp., Ltd.	0.25	213,963
105,851		Powertech Technology Inc.	0.42	358,839
13,650		RichTek Technology Corp.	0.17	139,462
522,193		Siliconware Precision Industries Co., Ltd.	0.84	707,287
2,728,284		Taiwan Semiconductor Manufacturing Co., Ltd.	6.50	5,498,252
1,577,397	*	United Microelectronics Corp.	1.00	847,705
				16,466,685
Steel — 4.29%
3,413,696		China Steel Corp.	4.16	3,519,769
101,004		Tung Ho Steel Enterprise Corp.	0.13	109,350
				3,629,119
Textiles — 1.31%
884,334		Far Eastern Textile, Ltd.	1.31	1,105,228
Transportation — 0.38%
159,000		U-Ming Marine Transport Corp.	0.38	322,913
Other Non-Tech — 1.53%
168,660		Giant Manufacturing Co., Ltd.	0.56	472,167
377,900		Merida Industry Co., Ltd.	0.72	613,982
263,696		Pou Chen Corp.	0.25	209,273
				1,295,422
TOTAL COMMON STOCK (COST $69,612,814)				84,356,053
SHORT TERM SECURITIES — 0.26%
Time Deposit — 0.26%
Wells Fargo - Grand Cayman, 0.03%, Due 01/04/10			0.26	218,733
TOTAL SHORT-TERM SECURITIES
(COST $218,733)				218,733
TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE
(COST $69,831,547)			99.98	84,574,786
OTHER ASSETS (LESS LIABILITIES)			0.02	17,292
NET ASSETS			100.00	$84,592,078

*     Non-income producing: These stocks did not pay a cash dividend during the past year.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
December 31, 2009 (Expressed in U.S. Dollars)

Assets
Investments in securities at market value (Notes 2B, 2D, 3 and 7)
Common Stock (cost — $69,612,814)	$84,356,053
Short-term securities (cost — $218,733)	218,733
Total investment in securities at fair value (cost — $69,831,547)	84,574,786

Cash	85,750
Foreign cash (cost — $68,322)	69,071
Prepaid expenses and other assets	237,874
Total assets	84,967,481

Liabilities
Professional fees payable	192,688
Management fee payable (Note 4)	98,663
Shareholder communication fees payable	27,775
Custodian fee payable (Note 6)	15,896
Administration fee payable (Note 5)	11,993
Other accrued expenses payable	28,388
Total liabilities	375,403

Net assets	$84,592,078
Components of net assets
Par value of shares of beneficial interest (Note 8)	$117,890
Additional paid-in capital (Note 8)	92,559,089
Accumulated net investment income	59,796,405
Accumulated net realized loss on investments and foreign currency transactions	(43,330,217)
Unrealized net depreciation on investments (Note 7)	14,743,239
Cumulative translation adjustment (Note 2F)	(39,294,328)

Net assets	$84,592,078
Net asset value per share (11,788,968 shares issued and outstanding, par value $0.01)	$7.18

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Year Ended December 31, 2009 (Expressed in U.S. Dollars)

Investment income (Notes 2B, 2C, 2D)
Dividends	$1,931,901
Interest and other income	298
1,932,199
Republic of China taxes (Note 2H)	(469,556)
1,462,643
Expenses
Management fee (Note 4)	855,127
Trustee fees and expenses	201,973
Shareholder communication expenses	186,585
Audit and tax fee	120,986
Legal fees and expenses	100,822
Insurance expenses	101,573
Administrative fee (Note 5)	95,970
Custodian fee (Note 6)	95,937
Other expenses	139,783
1,898,756
Net investment loss	(436,113)
Net realized and unrealized loss on investments and foreign currencies (Notes 2F and 7)
Net realized gain on:
investments (excluding short-term securities)	1,285,491
foreign currency transactions	43,228
Net realized gain on investments and foreign currency transactions	1,328,719
Net changes in unrealized appreciation on:
investments	39,826,892
translation of assets and liabilities in foreign currencies	1,559,690
Net realized and unrealized gain from investments and foreign currencies	42,715,301
Net increase in net assets resulting from operations	42,279,188

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statements of Changes in Net Assets
For the Years Ended December 31, 2009 and 2008 (Expressed in U.S. Dollars)

	2009	2008
Net increase (decrease) in net assets resulting from operations
Net investment income (loss)	$(436,113)	$ 2,046,036
Net realized gain (loss) on investments and foreign currency transactions	1,328,719	(6,872,628)
Unrealized appreciation (depreciation) on investments	39,826,892	(52,029,736)
Unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,559,690	(1,988,385)

Net increase (decrease) in net assets resulting from operations	42,279,188	(58,844,713)

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(7,406,801)	(7,466,652)

Net assets, beginning of year	49,719,691	116,031,056

Net assets, end of year	$84,592,078	$49,719,691

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Years Ended December 31,
	2009	2008	2007		2006	2005
Per share operating performance:
Net asset value, beginning of year	$3.81	$8.02	$7.07		$5.87	$5.37
Net investment income (loss) (a)	(0.03)	0.15	0.02		0.01	0.05
Net realized and unrealized gain (loss) on investments	3.24	(4.21)	0.92		1.21	0.65
Net realized and unrealized appreciation (depreciation) on translation of foreign currencies	0.15	(0.16)	(0.01)		(0.03)	(0.25)
Total from investment operations	3.36	(4.22)	0.93		1.19	0.45

Distributions to Shareholders from:
Net investment income*	—	—	—		—	—

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01 (a)	0.01 (a)	0.02	(a)	0.01	0.05

Net asset value, end of year	$7.18	$3.81	$8.02		$7.07	$5.87

Per share market price, end of year	6.36	3.53	7.23		6.61	5.30

Total investment return (%):
Based on Trust’s market price	80.18	(51.18)	9.38		24.72	8.16
Based on Trust’s net asset value	88.45	(52.49)	13.44		20.44	9.31
U.S. $ return of Taiwan Stock Exchange Index**	82.88	(46.66)	9.23		20.35	3.03

Ratios and supplemental data:
Net assets, end of year (in thousands)	$84,592	$49,720	$116,031		$113,391	$104,364
Ratio of expenses to average net assets (%)	2.80	2.37	2.30		2.55	2.12
Ratio of net investment income (loss) to average net assets (%)	(0.64)	2.29	0.28		0.22	0.99
Portfolio turnover ratio (%)	11	22	26		24	16

(a)	Based on average shares outstanding.
*	See Note 2G for information concerning the Trust’s distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested.  The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2009 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders approved an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company.  The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.  Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended December 4, 2009, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2010 annual meeting.  The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held on June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission (the “ROC FSC”) to consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 33 1/3% of the market value of the Fund’s total assets to qualified broker-dealers or financial institutions.  All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily.  The Trust receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower.  The Trust’s lending agency agreement with UBS Securities LLC (“UBS”), was terminated in October 2008, as UBS decided to exit the securities lending agency business.  The Trust did not have securities on loan during the fiscal year ended December 31, 2009.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2009 (Expressed in U.S. Dollars) (continued)

D — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2009, the Trust had $59,446,991 of capital loss carryover expire with a total loss carryover of $42,932,949 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011, $3,691,414 of such loss will expire on December 31, 2013 and $10,930,578 will expire on December 31, 2017.

In accordance with federal income tax regulations, the Trust expects to elect to defer currency losses of $1,636,206, realized on investment transactions from November 1, 2009 through December 31, 2009 and treat them as arising during the fiscal year ending December 31, 2010 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars (“U.S.$”) based on the closing market rate for the United States Dollar in Taiwan at the end of the year. At December 31, 2009, that rate was NT$32.0055 to U.S. $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net realized capital gains calculated in accordance with U.S. federal income tax regulations.  Such calculations may differ from those based on GAAP. In order to reconcile such differences, accumulated net investment income was increased by $1,987,015 and accumulated net realized loss on investments was increased by $59,166,502 to reflect the impact of such differences in accordance with GAAP. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

As of December 31, 2009, the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$0
Accumulated capital and other losses	(20,139,656)
Unrealized appreciation	12,054,755
$(8,084,901)

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that, as of December 31, 2009, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2009 (Expressed in U.S. Dollars) (continued)

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the year ended December 31, 2009, total par value of stock dividend received was $460,345.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $46,635 paid for the year ended December 31, 2009.

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes —  ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  As required, the Trust implemented ASC 740 on January 1, 2007.  Based on management’s evaluation, ASC 740 did not have a material impact on the Trust’s financial statements.

K — Fair Value Measurements and Disclosures — Effective January 1, 2008, the Trust adopted Accounting Standards Codification 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement.  The changes to current practices resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurement. ASC 820 emphasizes that fair value is a market based measurement, not an entity specific measurement; as such, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability.  As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the Trust (observable inputs) and (2) the Trust’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly.  Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability.  Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy.  The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2009 (Expressed in U.S. Dollars) (continued)

The following table summarizes the valuation of the Trust’s securities at December 31, 2009 using the fair value hierarchy:

At December 31, 2009

	Level I	Level II	Level III	Total
Investments, at value	$84,574,786	—	—	$84,574,786
Common Stocks	84,356,053	—	—	84,356,05
Time Deposits	218,733	—	—	218,733

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in NT$, changes in the relationship of the NT$ to the U.S.$ may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management

As described in Note 1, the Trust entered into an advisory agreement with NRC on October 1, 2007.  Pursuant to the advisory agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs.  The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million.

Note 5 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million.  The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 6 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2009, included $6,988,759 for stock purchases and $14,544,850 for stock sales, respectively.

At December 31, 2009, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was $72,301,296. At December 31, 2009, the unrealized appreciation of $12,054,757 for U.S. federal income tax purposes consisted of $19,912,640 of gross unrealized appreciation and $7,857,883 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest

A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2009 (Expressed in U.S. Dollars) (continued)

During the year ended December 31, 2009, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it makes semi-annual repurchase offers of its shares of beneficial interest.  The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest.  If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2008, the Trust accepted 723,688 shares for payment at a price of $6.66 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 27, 2008, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2008, the Trust accepted 687,504 shares for payment at a price of $3.85 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 17, 2008, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2009, the Trust accepted 653,128 shares for payment at a price of $5.08 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 24, 2009, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2009, the Trust accepted 620,472 shares for payment at a price of $6.59 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 16, 2009, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

On July 15, 2008, the Trust filed a Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future.  On December 18, 2008, the Trust filed an amended Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future and on January 22, 2009, the Registration Statement was declared effective by the SEC.  The Fund filed subsequent amendments for the same purpose on November 11, 2009 and January 27, 2010.

At December 31, 2009, 11,788,968 shares were outstanding.

Note 9 — Subsequent Events

Management of the Fund has performed an evaluation of subsequent events through February 25, 2010, which is the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Taiwan Greater China Fund

We have audited the accompanying statement of assets and liabilities of the Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2010

TAIWAN GREATER CHINA FUND
Additional Information (unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion, President and Chief Executive Officer of the Fund has served as Portfolio Manager responsible for the day to day management of the Fund’s portfolio since February 2004. Prior to October 1, 2007, Mr. Champion was employed directly by the Fund as the portfolio Manager for the Fund. Since October 1, 2007, he has been employed by NCR, Investment Manager to serve as Portfolio Manager to the Fund. Mr. Champion was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 2000 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

New York Stock Exchange Certification

In 2009, the Trust’s Chief Executive Officer provided to the New York Stock Exchange (the “NYSE”) the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards stating that he was unaware of any violations of such listing standards.

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Trust’s Board of Trustees. A summary of the voting policies may be found on the Trust’s website, www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the (SEC), www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2009 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings

The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which is available on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC, 20549. To find out more about this public service, call the SEC at 1-800-SEC-0330.

The Trust issues a new monthly update each month, which can be viewed on the Trust’s website at www.taiwangreaterchinafund.com. Please call toll free 1-800-343-9567 for any further information.

2009 ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On September 10, 2009, the Trust held an annual meeting to:

(i)	Elect two trustees, each to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof.

(ii)	Consider whether to approve the conversion of the Trust from a closed end investment company to an open-end investment company.

The results of the shareholder votes are shown below. Votes representing 8,954,031, or 72.16%, of the 12,409,440 eligible shares outstanding were represented by proxy. Edward B. Collins and Tsung-Ming Chung were each elected for a term expiring in 2012. Votes representing approximately 39% of the eligible shares outstanding were voted for the conversion from a closed-end fund to an open-end fund which did not constitute a majority of the outstanding shares, therefore, the conversion was not approved.

Nominees to the Board of Trustees

	For	Withheld
Edward B. Collins	8,110,586	843,445
Tsung-Ming Chung	8,341,231	612,800

Pedro-Pablo Kuczynski, David N. Laux, Robert P. Parker and Frederick C. Copeland Jr., whose terms did not expire in 2009, remain trustees.

Approval of Conversion from a Closed-End Investment Company to an Open-End Investment Company

For	Against	Withheld/Abstain
4,418,855	2,338,643	26,701

Information Concerning Trustees and Officers

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Non-Interested Trustees
Tsung-Ming Chung (60) 4F, No.1, Lane 21, Hsing-Hua Road Kwei-Shan Industrial Zone, Taoyuan, Taiwan, R.O.C.	Trustee and Audit Committee Member	Trustee since 2006 and until the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof	Chairman and Chief Executive Officer, Dynapak International Technology Corp, since 2002; Chairman, Systems and Chips, Inc.; Director, Arima Group (technology)	Director, Far Eastern International Bank; Director and Chairman of Audit Committee, Taiwan Mobile Co.; Director and Audit Committee Chairman, SMIC
Edward B. Collins (67) 765 Market Street, Suite 31A San Francisco, California 94103 USA	Trustee and Audit Committee Member	Trustee since 2000 and until the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof	Managing Director, China Vest Group (venture capital investment), since prior to 2004	Director Bookham Inc., since May 2008 Director, Medio Stream, Inc, since 2001; Chairman, California Bank of Commerce, since 2006; Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1987–95
Frederick C. Copeland, Jr. (68) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	Trustee, Vice Chairman, and Audit Committe member	Trustee since May 2004 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; Vice Chairman of the Board since February 2006	Vice Chairman, Director, Chairman of Executive Committee, Far East National Bank since 2004; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006
Director, Mercantile Commerce Bank Holding, since 2007; Director, Mercantile Commerce Bank, since 2007; President, Chief Executive Officer and Chief Operating Officer, Aetna International  (insurance), from 1995 to 2001; Executive Vice President, Aetna, Inc. (insurance), from 1997 to 2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A., 1993–1995;  President and Chief Executive Officer, Citibank Canada Ltd., 1987–1993; Taiwan Country Head, Citibank, 1983–1987

Pedro-Pablo Kuczynski (71) Chequehuanla 967 San Isidro, Lima, Peru	Trustee and Chairman	Trustee since 2007 and until the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman since August 2007
Senior Advisor and Partner, The Rohatyn Group (emerging
markets manager), since 2007; Prime Minister of Peru, 2005–2006; Minister of  Economy of Peru, 2001–2002; 2004–2005; Partner and CEO, Latin America Enterprise Fund (private equity), 1995–2001
Chairman and Director, Advanced Metallurgical Group (“AMG, N.V.”), since 2007; Director, Ternium Inc., since 2007
David N. Laux (82) The Hampshire, Apt. 701 1101 N. Elm St. Greensboro, NC, 27401 U.S.A.	Trustee	Trustee since 1992 and until the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from July 2004 to August 2007	Director International Foundation, 2001–2007; Chairman, Great Dads (non-profit), 2004–2006; President, US-Taiwan Business Forum, from 2000 to 2005; Director, US-Taiwan Business Council, 2000-present
President, US-ROC (Taiwan) Business Council, 1990–2000; Chairman and Managing Director, American Institute in Taiwan, 1987–90; Director of Asian Affairs, National Security Council, The White House, 1982–86

Robert P. Parker (68) 101 California Street Suite 2830 San Francisco, California 94111 U.S.A.	Trustee and Audit Committee Member	Trustee since 1998 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February to July 2004	Chairman, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, Inc.), since prior to 2004	Director, NexFlash Technologies, Inc., 2001-2005 Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1988–97
Non-Trustee Officers
Steven R. Champion (64) 111 Gillett Street Hartford, CT 06105	President, Chief Executive Officer and Portfolio Manager	President, Chief Executive Officer and Portfolio Manager, since February 2004; President from May 1989 to June 1992
President, Nanking Road Capital Management, LLC, since July 2007; President, hief Executive Officer and Portfolio Manager of the Fund from February 2004 to October 2007; Executive Vice President, Bank of Hawaii, 2001–2003; Chief Investment Officer, Aetna International, from prior to 2000 to 2001
None
Regina Foley (45) 111 Gillett Street Hartford, CT 06105	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer since September 2009
Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer, Nanking Road Capital Managment LLC, since June 2009; Finance Manager, Pfizer, 2007–2009; Assistant Controller, Alea Group, 2006–2007; Finance
Manager. ING, January 2006 to November 2006; and Assistant Director, The Hartford Financial Services Group, 2002–2006
None

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TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Pedro-Pablo Kuczynski, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman, Trustee and Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee Member
Edward B. Collins, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Steven R. Champion, President, Chief Executive Officer and Portfolio Manager
Regina Foley, Chief Financial Officer, Treasurer and Secretary

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
U.S.A.
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent,
Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane – Plaza Level
New York, NY 10038
U.S.A.
Tel: (866) 624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 916
New York, NY 10165
U.S.A.
Tel: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV,
please call toll free 1-800-343-9567.
Current and historical (from 2/27/2004) NAV information can be found on the Fund’s website at
www.taiwangreaterchinafund.com

ITEM 2. CODE OF ETHICS.

As of the fiscal year ended December 31, 2009 (the “Reporting Period”), the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have not been any changes to, or waivers from, any provision of the code of ethics during the Reporting Period. A copy of this code of ethics is filed as an exhibit to this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tsung-Ming Chung possesses the attributes identified in Item 3 of Form N-CSR to qualify as an “audit committee financial expert” and has designated Mr. Chung as the registrant’s Audit Committee financial expert. Mr. Chung is independent for purposes of paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years ended December 31, 2009 and December 31, 2008 were $85,000 and $85,000, respectively.

(b) Audit Related Fees.  For each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed for assurance and related services rendered to the registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $7,400 and $20,150, respectively.

(c) Tax Fees. For each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning were $30,000 and $30,000 respectively.  The services for the fiscal year ended December 31, 2008 and December 31, 2009 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d) All Other Fees. For each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed for products and services provided to the registrant by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)           (1) In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

        (2) The percentage of services described in each of paragraphs (b) through (d) of this Item 4 that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%
(c) 100%
(d) 100%

(f) Not Applicable.

(g) Aggregate fees billed to the registrant for non-audit services for each of the fiscal years ended December 31, 2009 and December 31, 2008 were $0 and $0, respectively.  The aggregate fees billed by the auditor for non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 for each of the fiscal years ended December 31, 2009 and December 31, 2008.

(h) There were no non-audit services rendered to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provide on-going services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the registrant's audit committee are: Edward B. Collins (Chairman), Robert P. Parker, Frederick C. Copeland, Jr. and Tsung-Ming Chung.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting shares held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services Inc., unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote shares will be made by the registrant's Board of Trustees.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(1) Portfolio Manager. Steven R. Champion, President and Chief Executive Officer of the Fund has served as Portfolio Manager responsible for the day to day management of the Fund’s portfolio since February 2004.  Prior to October 1, 2007, Mr. Champion was employed directly by the Fund as the Portfolio Manager for the Fund.  Since October 1, 2007, he has been employed by Nanking Road Capital Management, LLC (“NRC”), the Investment Manager, to serve as Portfolio Manager to the Fund. Mr. Champion was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 2000-2001. Mr. Champion also previously served as the Portfolio Manager of The Taiwan (R.O.C.) Fund, the predecessor to the registrant, from 1987 to 1989, and President and Portfolio Manager of the registrant from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

(2) Other Accounts Managed by Portfolio Manager.  As of the fiscal year ended December 31, 2009, Mr. Champion managed the registrant with approximately $84,592,078 million in assets under management.  As of the fiscal year ended December 31, 2009, Mr. Champion did not manage any mutual funds, pooled investment vehicles or other accounts other than the registrant.

While Mr. Champion does not currently manage any other fund or account, actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund.  NRC has adopted policies and procedures that it believes are reasonably designed to address potential conflicts of interest.  As a result, NRC does not believe that these potential conflicts of interest will affect the Portfolio Manager’s professional judgment while managing the registrant.

(3) Compensation.  As of October 31, 2007, the registrant entered into an investment advisory agreement (the “Agreement”) with NRC, whereby the registrant’s management structure changed from an internally managed entity to an externally managed entity.  Mr. Champion is the principal owner of NRC and controls its affairs.  In that connection, he determines the compensation to be paid to himself and other NRC employees out of NRC’s investment advisory revenues, net of other expenses.  If profits are available for distribution to NRC’s owners after the payment of salary, bonus and other operating expenses, Mr. Champion is the principal beneficiary of those profits. In determining compensation and bonuses to be paid to him and other NRC officers and employees, Mr. Champion has structured NRC’s compensation program to attract and retain key personnel as well as to provide incentives for top quality performance.  The factors that he expects to take into account in making such decisions include competence, diligence, creativity and dedication and his assessment of the level of importance of a person’s performance as an employee or consultant to NRC’s success as an enterprise.  In assessing his own performance as portfolio manager, Mr. Champion expects to base his assessment on a variety of factors, the most important of which is the registrant’s (and other clients’, if any) investment performance in relation to various benchmarks.  Mr. Champion anticipates that the relationship between salary and bonus payments to himself and other officers and employees of NRC, on the one hand, and the proportion of NRC’s profits to which he will be entitled as a result of his ownership and profit interest in NRC, on the other hand, may vary from year to year, particularly if NRC acquires other investment management or advisory clients and if the proportion of NRC owned by Mr. Champion changes.  In addition to a base salary, bonus and his profit interest, Mr. Champion is eligible for health insurance and deferred compensation benefits.

Prior to October 31, 2007, Mr. Champion received a salary pursuant to an employment agreement he entered into with the registrant. The salary was fixed each year and may have been adjusted from year to year based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees of the registrant. In addition, Mr. Champion received a prorated bonus for the year ended December 31, 2007, which was paid to Mr. Champion in 2008. Such bonus was calculated based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees of the registrant.

(4) As of the fiscal year ended December 31, 2009, Mr. Champion beneficially owned shares in the registrant with a market value of over $100,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31
February 1 to February 28
March 1 to March 31
April 1 to April 30
May 1 to May 31

June 1 to June 30	(1) 653,128	$5.08	(1) 653,128	(2) 0
July 1 to July 31
August 1 to August 31
September 1 to September 30
October 1 to October 31
November 1 to November 30
December 1 to December 31	(1) 620,472	$6.59	(1) 620,472	(2) 0
Total	1,273,600	$11.67	1,273,600	125,032

(1)	Shares repurchased under the registrant’s semi-annual repurchase offer.

(2)
In addition to the semi-annual repurchase offer, the registrant may repurchase up to 2,179,932 shares under a separate repurchase program (the “Repurchase Program”) which commenced on November 1, 2004. The Repurchase Program does not have an expiration date.  No shares were repurchased under the Repurchase Program during the fiscal year ended.  As of December 31, 2009, 125,032 shares may be purchased under the Repurchase Program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by this report to 10 or more persons.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  March 10, 2010

By: /s/ Regina Foley
Name: Regina Foley
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date:  March 10, 2010